SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 27, 2006
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)


                          Synergy Financial Group, Inc.
                          -----------------------------
             (Exact name of Registrant as specified in its Charter)


         New Jersey                      0-50467              52-2413926
         ---------------------------------------------------------------
         (State or other jurisdiction   (File No.)         (IRS Employer
          of incorporation)                           Identification Number)


          310 North Avenue East, Cranford, New Jersey          07016
          ----------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (800) 693-3838
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     At its June 27, 2006 meeting, the Company's Board of Directors approved an amended Board of Directors' Compensation Policy for the Company and its wholly-owned subsidiary, Synergy Bank. The annual retainer paid to Company directors was increased to $10,000 from $6,000. No retainer is paid for serving as a Bank director. The $1,500 per meeting fee paid to Bank directors for each regularly scheduled monthly meeting of the Bank was not changed. No meeting fee is paid for attendance at meetings of the Company's Board of Directors. The per meeting fee paid to directors for a qualifying committee meeting of the Bank or the Company's board of directors was raised to $500 from $300. The additional fee received by the chairman of the board was raised to $5,000 annually from $3,000. The amended policy is effective July 1, 2006.


ITEM 8.01 OTHER EVENTS

     On June 27, 2006, the Company entered into a Rule 10b5-1 trading plan in order to facilitate its previously announced open market repurchase program under which purchases are made from time to time in the open market, based on stock availability, price and the Company's financial performance.

     Also on June 27, 2006, the Company's Board of Directors declared a quarterly cash dividend of $0.06 per common share, representing an increase from the former quarterly cash dividend of $0.05. The dividend will be paid on July 28, 2006 to stockholders of record on July 14, 2006. A copy of the press release is furnished with this Form 8-K as exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


         Exhibit
         Number            Description
         -----------------------------
         99.1              Press Release dated June 28, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           SYNERGY FINANCIAL GROUP, INC.



Date: June 28, 2006                        By:/s/ Kevin A. Wenthen
                                              ----------------------------------
                                              Kevin A. Wenthen
                                              Senior Vice President
                                              and Chief Administrative Officer